UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2006
CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 25, 2006, Connetics Corporation, or the Company, issued a press release announcing that Tom Carey joined the Company as Senior Vice President, Commercial Operations effective September 5, 2006. Mr. Carey was most recently Vice President of Professional Sales at OrthoNeutrogena, a division of Ortho-McNeil Pharmaceuticals, a Johnson & Johnson company, where he led the sales and managed care activities of the dermatology business.
     The Company also announced that John Higgins, Executive Vice President of Corporate Development and Chief Financial Officer, will assume the new role of Executive Vice President of Corporate Development. Mr. Higgins will continue in his current role as the Company searches for a new Chief Financial Officer.
     A copy of the Company’s press release announcing these changes to the Company’s organization is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 25, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: August 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 25, 2006